Investment Company Administration Corporation
                                              4455 E. Camelback Rd., Suite 261E
                                                         Phoenix, Arizona 85018
                                                                 (602) 952-1100







February 5, 1999


Securities and Exchange Commission
Attn: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC 20549

                                  Re:      Advisors Series Trust
                                           File No. 333-17391 and 811-07959


Dear Sir or Madam:

On behalf of the above Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, I enclose for filing via EDGAR for the Howard Equity Fund series of the Registrant, a Supplement dated February 8, 1999.


Sincerely yours,

/s/Thomas Marschel

Thomas Marschel


cc: Chris Kissack

                               Howard Equity Fund
                      Supplement dated February 8, 1999 to
                        Prospectus dated December 6, 1998

   Prospectus: Replace the language under "You may purchase shares through an investment dealer" with the following language:

You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's transfer agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Fund may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your (purchase and sale) order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

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